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                                 EXHIBIT 10.15
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                         SIXTH MODIFICATION AGREEMENT
                         ----------------------------
                           TO OPEN-END MORTGAGE DEED
                           -------------------------

     THIS AGREEMENT made this 28th day of February, 1995, by and between EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation with its principal place business at 1790 New Britain Avenue, Farmington, Connecticut 06032 (hereafter referred to as the "Borrower") and SHAWMUT BANK CONNECTICUT, N.A., formerly The Connecticut NAtional Bank, a national banking association with an office at 777 Main Street, MSN 240, Hartford, Connecticut 06115 (hereafter referred to as the "LENDER").

                              W I T N E S E T H:
                              - - - - - - - - -
     WHEREAS, on May 12, 1989, the Borrower granted to the Lender a mortgage on certain premises located at 1790 New Britain Avenue, Farmington, Connecticut, which mortgage was recorded in the Farmington Land Records on May 15, 1989 in Volume 394 at Page 521, and which mortgage was modified by that certain Mortgage Modification Agreement dated November 10, 1989 and recorded in the Farmington Land Records on November 21, 1989 on Volume 403 at Page 644 (collectively, the "Mortgage");

     WHEREAS, on July 30, 1992, the parties modified the Mortgage by entering into that certain Second Modification Agreement to Open-End Mortgage Deed recorded in the Farmington Land Records on August 6, 1992 in Volume 446 at Page 002;

     WHEREAS, on December 23, 1992, the parties modified the Mortgage by entering into that certain Third Modification Agreement to Open-End Mortgage Deed recorded in the Farmington Land Records on February 25, 1993 in Volume 456 at Page 1010;

     WHEREAS, on March 22, 1993, the parties modified the Mortgage by entering into that Fourth Mortgage Agreement to Open-End Mortgage Deed recorded in the Farmington Land Records on March 31, 1993 in Volume 458 at Page 738;

     WHEREAS, on MArch 29, 1994, the parties modified the Mortgage by entering into that certain Fifth Modification Agreement to Open-End Mortgage Deed recorded in the Farmington Land Records on April 19, 1994 in Volume 480 at Page 855; and

     WHEREAS, the parties desire to further modify the Mortgage;

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     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, it is hereby agreed by and between the parties that the Mortgage be modified as follows:

     1. The first "WHEREAS" PARAGRAPH on Page 2 of the Mortgage is hereby amended in its entirety to read as follows:

         "WHEREAS, the Lender and the Borrower have entered into a Fifth Amended and Restated Revolving Loan, Term Loan and Security Agreement, dated February 28, 1995 (such Fifth Amended and Restated Revolving Loan, Term Loan, Equipment Loan and Security Agreement is hereinafter referred to as the "EDAC LOAN AGREEMENT"), pursuant to which the full amount of the revolving loan therein authorized (the "EDAC REVOLVING LOAN") is SEVEN MILLION DOLLARS (7,000,000.00). Pursuant to the EDAC Loan Agreement, all or part of the Revolving Loan proceeds are permitted to be advanced from time to time (the "EDAC REVOLVING LOAN ADVANCES") and shall be secured by this Mortgage. The EDAC Revolving Loan shall be evidenced by the promissory note annexed hereto and made a part hereof as SCHEDULE K (the "REVOLVING PROMISSORY NOTE"). The initial EDAC Revolving Loan Advance and future EDAC Revolving Loan Advances, if any, may be either evidenced by additional notes or recorded in an account on the books of the Lender as specified in
     Section 4.1 hereof. THE EDAC LOAN AGREEMENT provides for repayment of all or a portion of the outstanding balance of the EDAC Revolving LOan proceeds, together with interest thereon, from time to time. The entire principal balance of the EDAC Revolving Loan, together with accrued interest, shall be due and payable ON DEMAND; and"

     2. The Mortgage is hereby supplemented by the addition of the following "WHEREAS" PARAGRAPH:

          "WHEREAS, the Borrower is justly indebted to the Lender pursuant to a certain Equipment Promissory Note II dated February 28, 1995, in the maximum principal amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) (the "EQUIPMENT LINE OF CREDIT II"), a copy of which note is attached hereto and made a part hereof as SCHEDULE M (the "EQUIPMENT PROMISSORY NOTE II"); and"

     3. The last "WHEREAS" PARAGRAPH (which collectively defines all of the obligations of the Borrower to the Lender as the "LOAN:) is hereby amended in its entirety to read as follows:

         "WHEREAS, the obligations of the Borrower under the Term Note, the ESOT Guaranty, the Equipment Promissory Note, the

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     Equipment Promissory Note II, the EDAC Revolving Loan, the Revolving
     Promissory Note and the EDAC Loan Agreement (hereinafter collectively referred to as the "Loan") shall not exceed in the aggregate
     $_____________;"

     4. All capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Mortgage.

     5. Except as modified by this Agreement and any previous modifications, the rights, privileges, duties and obligations of the parties hereto under the Mortgage shall remain unchanged, in full force and effect and binding upon the parties thereto. Nothing herein contained shall operate to release the Mortgagor from its liability to pay the Obligations, and to keep and perform all of the terms, conditions, obligations, and agreements, contained in the Mortgage, as hereinbefore modified.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and their respective seals to be affixed hereto as of date set forth on the first page hereof.

WITNESS:                                      BORROWER:

__________________________________            EDAC TECHNOLOGIES CORPORATION


__________________________________            BY: ______________________________
                                                  Glenn L. Purple
                                                  Its Vice President
                                                  Duly Authorized


                                              LENDER:

__________________________________            SHAWMUT BANK CONNECTICUT, N .A.


__________________________________            By: ______________________________
                                                  John D. Behan
                                                  Its Vice President
                                                  Duly Authorized




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STATE OF CONNECTICUT)
                    )  ss.: Hartford
COUNTY OF HARTFORD  )

     The foregoing instrument was acknowledged before me this 28th day of February, 1995, by Glenn L. Purple, the Vice President of EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation, on behalf of the corporation.



     -----------------------------------
                                   David H. Flynn
                                   Commissioner of Superior Court



STATE OF CONNECTICUT)
                    )  ss.: Hartford
COUNTY OF HARTFORD  )

     The foregoing instrument was acknowledged before me this 28th day of February, 1995, by John D. Behan, the Vice President of SHAWMUT BANK CONNECTICUT, N.A., a national banking association, on behalf of the banking association.



     -----------------------------------
                                   David H. Flynn
                                   Commissioner of Superior Court

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